Exhibit 99.1


                                  CERTIFICATION

Each of the undersigned, in his capacity as an officer of meVC Draper Fisher Jurvetson Fund I, Inc., provides the following certifications required by 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, and 17 C.F.R.ss.240.13a-14.

I, John M. Grillos, certify that:

1. I have reviewed this quarterly report on Form 10-Q of meVC Draper Fisher Jurvetson Fund, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.


Dated:
September 20, 2002                            /s/    John M. Grillos
                                              ----------------------------------
                                              Chief Executive Officer


I, Ann E. Oglanian, certify that:

1. I have reviewed this quarterly report on Form 10-Q of meVC Draper Fisher Jurvetson Fund, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report; and

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.


Dated:
September 20, 2002                            /s/    Ann E. Oglanian
                                              ----------------------------------
                                              Acting Chief Operating Officer


EXPLANATORY NOTE REGARDING CERTIFICATIONS: Representations 4, 5 and 6 of the Certification as set forth in Form 10-Q have been omitted, consistent with the Transition Provisions of SEC Exchange Act Release No. 34-46427, because this Quarterly report of Form 10-Q covers a period ending before the Effective Date of Rules 13a-14 and 15d-14.


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